Intangibles, Net	12 Months Ended
Dec. 31, 2014
Intangibles, Net [Abstract]
Intangibles, Net

Note 6 - Intangibles, Net

Intangibles, net consisted of the following:

	December 31, 2014	December 31, 2013
Patents	$80,000	$80,000
Less accumulated amortization	(46,000)	(39,000)
Net	$34,000	$41,000

Our patents are amortized over their remaining life.  Amortization expense related to these intangible assets was $7,000 for the years ended December 31, 2014 and 2013.

Amortization expense on intangible assets is $7,000 per year for the years ending December 31, 2015 through December 31, 2018, and $6,000 for the year ending December 31, 2019.

We continue to invest in our intellectually property portfolio and are actively filing for patent protection for our technology in both the United States and abroad.  The costs, including legal, associated with compiling and filing patent applications are expensed in selling, general and administrative expenses as incurred.